UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2026

Oak Woods Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41664	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Roswell Drive, Nepean, Ontario,

K2J 0H5, Canada

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (+1) 403-561-7750

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, one Right and one Redeemable Warrant	OAKUU	The Nasdaq Stock Market LLC

Class A Ordinary Shares, par value $0.0001 per share	OAKU	The Nasdaq Stock Market LLC

Rights, each right entitling the holder to one-sixth of one Class A Ordinary Share	OAKUR	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one Class A Ordinary Share for $11.50 per share	OAKUW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 5, 2026, Oak Woods Acquisition Corporation (the “Company”) received a Staff Delisting Determination letter (the “Letter”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it has not regained compliance with Nasdaq Listing Rule 5550(a)(3), which requires companies listed on the Nasdaq Capital Market to maintain a minimum of 300 public holders.

As previously disclosed, on August 8, 2025, Nasdaq notified the Company that it was not in compliance with the minimum public holders requirement. Thereafter, Nasdaq granted the Company an extension until February 4, 2026 to regain compliance. In the February 5, 2026 Letter, Nasdaq determined that the Company failed to evidence compliance with the minimum 300 public holders requirement within the extension period and, accordingly, Staff has determined to delist the Company’s securities from The Nasdaq Stock Market.

In addition, Nasdaq noted that the Company remains non-compliant with Nasdaq Listing Rule 5620(a), which requires listed companies to hold an annual meeting of shareholders no later than one year after the end of the Company’s fiscal year. Nasdaq further stated that, pursuant to Listing Rule 5810(c)(2)(A), it is precluded from reviewing any compliance plan relating to the annual meeting deficiency while the Company is subject to a Staff Delisting Determination. Accordingly, the annual meeting deficiency serves as an additional basis for delisting.

Unless the Company timely requests a hearing before a Nasdaq Hearings Panel by 4:00 p.m. Eastern Time on February 12, 2026, trading of the Company’s common shares, units, warrants and rights will be suspended at the opening of business on February 17, 2026, and Nasdaq will file a Form 25-NSE with the Securities and Exchange Commission to remove the Company’s securities from listing and registration on Nasdaq.

The Company is evaluating its available options, including whether to request a hearing to appeal the Staff’s determination. A timely request for a hearing will stay the suspension of trading and the filing of the Form 25-NSE pending the outcome of the hearing process.

On February 11, 2026, the Company issued a press release announcing receipt of the Letter. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description
99.1	Press Release - Oak Woods Acquisition Corporation Announces Receipt of Nasdaq Staff Delisting Determination
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 2026

OAK WOODS ACQUISITION CORPORATION

By:	/s/ Lixin Zheng
Name:	Lixin Zheng
Title:	Chief Executive Officer

2